EXHIBIT 24.1

                                POWER OF ATTORNEY

    Each person whose signature appears below hereby constitutes and appoints David A. Norbury and William A. Priddy, Jr., and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capabilities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

    This power of attorney has been signed by the following persons effective November 1, 2000 in the capacities indicated.

/s/ David A. Norbury                       /s/ William A. Priddy, Jr.
---------------------------                --------------------------
David A. Norbury                           William A. Priddy, Jr.
President, Chief Executive Officer and     Vice President and Chief Financial
Director (principal executive officer)     Officer (principal financial officer)

/s/ Barry D. Church                        /s/ Erik H. van der Kaay
---------------------------                ------------------------
Barry D. Church                            Erik H. van der Kaay
Controller (principal accounting officer)  Director

/s/ Albert E. Paladino                     /s/ William J. Pratt
---------------------------                --------------------
Albert E. Paladino                         William J. Pratt
Director                                   Director

/s/ Walter H. Wilkinson, Jr.
----------------------------
Walter H. Wilkinson, Jr.
Director